SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                  June 16, 1998

                          NIMBUS CD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                        0-26902                 54-1651183
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


                               623 Welsh Run Road
                                 Guildford Farm
                          Ruckersville, Virginia 22968
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (804) 985-1100

Item 5.   Other Events

On June 17, 1998, Carlton Communications Plc. ("Carlton") issued a press release announcing that it had entered into a merger agreement (the "Merger Agreement") whereby Neptune Acquisition Corp. ("Neptune"), a wholly-owned subsidiary of Carlton, will tender for all of the outstanding shares of common stock of Nimbus CD International, Inc. ("Nimbus") for $11.50 per share.

Additionally on June 16, 1998, Carlton, Neptune and certain stockholders of Nimbus (the "Selling Stockholders") who own, in the aggregate, approximately 44% of the outstanding stock on a fully-diluted basis, entered into an agreement (the "Stockholders Agreement"), whereby each of the Selling Stockholders agrees to tender (and not withdraw) pursuant to and in accordance with the terms of the tender offer, all of their stock in Nimbus.

A copy of the text of the press release issued by Carlton is attached as Exhibit
99.1 and is incorporated herein by reference. A copy of the merger agreement is attached as Exhibit 2.1 and is incorporated herein by reference. A copy of the Stockholders Agreement is attached as Exhibit 99.2 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibits.

Item 7.   Financial Statements and Exhibits

       (a)     None.

       (b)     None.

       (c)     Exhibits.

               2.1       Agreement  and  Plan of  Merger,  dated  as of June 16,
                         1998,   among  Carlton   Communications   Plc,  Neptune
                         Acquisition Corp. and Nimbus CD International, Inc.

               99.1 Text of press release issued by Carlton Communications Plc on June 17, 1998.

               99.2 Agreement, dated as of June 16, 1998, among Carlton Communications Plc, Neptune Acquisition Corp. and the Stockholders named therein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               NIMBUS CD INTERNATIONAL, INC.
                                               (Registrant)


                                               ---------------------------------
                                               By:  /s/ L. Steven Minkel
                                               (Signature)



                                               L. Steven Minkel,
                                               Executive Vice President and
                                               Chief Financial Officer


Dated:  June 18, 1998


                                  EXHIBIT INDEX


Exhibit 2.1 Agreement and Plan of Merger, dated as of June 16, 1998, among Carlton Communications Plc, Neptune Acquisition Corp. and Nimbus CD International, Inc.

Exhibit 99.1 Text of press release issued by Carlton Communications Plc on June 17, 1998.

Exhibit 99.2       Agreement,   dated  as  of  June  16,  1998,   among  Carlton
                   Communications   Plc,  Neptune   Acquisition  Corp.  and  the
                   Stockholders named therein.